Prospectus Supplement	May 30, 2008

PUTNAM RETIREMENTREADY® FUNDS Prospectus dated November 30, 2007

The first sentence under the sub-heading “Short-term trading fee” in the section Policy on excessive short-term trading is replaced with the following sentence:

Each of the RetirementReady Funds will impose a short-term trading fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 7 days or less (including if you purchased the shares by exchange).

In addition, the file number on the back cover of the prospectus is replaced with the following number: 811-21598.

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